Filed Pursuant to Rule 497(d)
Registration File No.: 333-173601

BLACKROCK PREFERRED PARTNERS LLC

Supplement dated October 28, 2013 to the
Prospectus, dated July 31, 2013, of
BlackRock Preferred Partners LLC

This supplement amends certain information in the Prospectus (the "Prospectus"), dated July 31, 2013, of BlackRock Preferred Partners LLC (the "Fund").  Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged.  Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Availability of Most Recently Calculated NAV

The Fund calculates its NAV as of the close of business on the last Business Day of each calendar month, within approximately 25 calendar days after the last Business Day of such month, and at such other times as the Board may determine. Members desiring to obtain the Fund's most recently calculated NAV may contact the Fund's administrator, The Bank of New York Mellon, at 1-866-211-4521.  The Fund's most recently calculated NAV can also be obtained by visiting www.blackrock.com/funds and clicking on "Alternative Investments."

Shareholders should retain this supplement for future reference